Fees Summary	Oct. 31, 2025 USD ($)
Fees Summary [Line Items]
Total Offering	$ 2,800,000,000.00
Previously Paid Amount	0.00
Total Fee Amount	386,680.00
Total Offset Amount	0.00
Net Fee	$ 386,680.00
Final Prospectus	false